50173 3/99
PROSPECTUS SUPPLEMENT
dated February 1, 1999 to:
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PUTNAM CALIFORNIA TAX EXEMPT INCOME FUND (THE "FUND")
Prospectus dated January 30, 1999

1. The following replaces the table under the heading "How to buy shares" on page 19 of the prospectus:

INITIAL SALES CHARGES FOR CLASS A AND M SHARES

                Class A sales charge              Class M sales charge
                as a percentage of:               as a percentage of:
              --------------------------------    ---------------------------
Amount of purchase       Net amount     Offering  Net amount  Offering
at offering price ($)    invested       price*    invested    price*
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Under 25,000                4.99%       4.75%     3.36%    3.25%
 25,000 but under
50,000                      4.71%       4.50%     3.36%    3.25%
50,000 but under
 100,000                    4.71%       4.50%     2.30%    2.25%
100,000 but under
 250,000                    3.90        3.75      1.52     1.50
250,000 but under
 500,000                    3.09        3.00      1.01     1.00
500,000 but under
 1,000,000                  2.04        2.00      NONE     NONE
1,000,000 and above         NONE        NONE     NONE      NONE
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*Offering price includes sales charge.

2. Replace the first paragraph under the heading "Fund distributions and taxes," with the following:

THE INCOME FUND. The fund declares all of its net investment income as a distribution each day it is open for business and distributes any net realized capital gains at least once a year. You begin earning distributions on the business day Putnam Mutual Funds receives payment for your shares. The fund normally pays dividends monthly.